EXHIBIT 4.08

                INDENTURE, dated as of January 1, 1996, between PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED, a North Carolina corporation (the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as trustee (the "Trustee").

                                    RECITALS

                The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities"), to be issued in one or more series as herein provided and to rank as to priority of payment equally with all other outstanding unsubordinated and unsecured indebtedness of the Company.

                All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the
Securities:


                                    ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                Section 1.1 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                           (3) all accounting terms not otherwise defined herein
                         have the meanings assigned to them in accordance with GAAP;

                (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                (5) all references to any law shall include such law or any successor law as amended, supplemented or otherwise modified and in effect from time to time, and any other law in substance substitute therefor.

                "Act" shall have the meaning set forth in Section 1.4(a).

                "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Agent" means any Paying Agent or Registrar.

                "Attributable Debt" means, as to a lease under which any Person is at the time liable that is required to be classified and accounted for as a Capitalized Lease Obligation on a Person's balance sheet under GAAP, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate per annum equal to the interest rate implicit in such lease. The net amount of rent required to be paid under any such lease for such period shall be the aggregate amount of rent payable by lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar expenses or any amount required to be paid by such lessee thereunder contingent upon the amount of revenues (or other similar contingent amounts). In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. Notwithstanding the foregoing, the term Attributable Debt excludes any amounts in respect of any Sale and Leaseback Transaction which the Company or a Subsidiary is permitted to enter into in accordance with the last sentence of Section 9.9 of this Indenture.

                "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

                "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

           "Bankruptcy Law" shall have the meaning set forth in Section 5.1.

           "Bearer Security" means any Security issued hereunder which is payable to bearer.

          "Board" or "Board of Directors" means the Board of Directors of the Company, or any other duly authorized committee thereof.

                "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

                "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

                "Capitalized Lease Obligation" means, as applied to any Person, the rental obligation under any lease of any Property (whether real, personal or mixed) the discounted present value of the rental obligations of such Person as lessee under which, in conformity with GAAP, is required to be capitalized on the balance sheet of that Person.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "Company" means the party named as the Company in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

                "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller or a Vice-President of the Company.

                "Consolidated Net Tangible Assets" means, with respect to the Company as of any date, the total assets of the Company as they appear on the most recently prepared consolidated balance sheet of the Company as of the end of a fiscal quarter, less (i) all liabilities shown on such consolidated balance sheet that are classified and accounted for as current liabilities or that otherwise would be considered current liabilities under GAAP; and (ii) all assets shown on such consolidated balance sheet that are classified and accounted for as intangible assets of the Company or that otherwise would be considered intangible assets under GAAP, including, without limitation, franchises, licenses, patents and patent applications, trademarks, brand names and goodwill.

                "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Administration.

                "Custodian" shall have the meaning set forth in Section 5.1.

                "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

                "Defaulted Interest" shall have the meaning set forth in
Section 3.7(b).

                "Depository" when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depository by the Company pursuant to Section 3.1 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depository hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

                "Dollar" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                "Event of Default" shall have the meaning set forth in Section 5.1.

                "Fiscal Year" means the fiscal year of the Company, which as of the date hereof consists of the 12 month period ending September 30.

                "Funded Debt" means all indebtedness for borrowed money owed or guaranteed by the Company or any of its Subsidiaries and any other indebtedness which, under GAAP, would appear as indebtedness on the most recent consolidated balance sheet of the Company, which matures by its terms more than 12 months from the date of such consolidated balance sheet or which matures by its terms in less than 12 months but by its terms is renewable or extendible beyond 12 months from the date of such consolidated balance sheet at the option of the borrower.

                "GAAP" means generally accepted accounting principles in the United States as in effect on the date of application thereof.

                "Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000, as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

                "Holder" means, with respect to a Bearer Security, a bearer thereof or of a coupon appertaining thereto and, with respect to a Registered Security, a person in whose name a Security is registered on the Register.

                "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

                "Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                "Lien" means any mortgage, pledge, lien, charge, security interest, trust arrangement, conditional sale or other title retention agreement or other encumbrance of any nature whatsoever.

                "Maturity" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                "Officer" means the Chairman of the Board, the President, any Vice-President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

                "Officer's Certificate," when used with respect to the Company, means a certificate signed by an Officer who must be the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller or a Vice-President of the Company.

                "Opinion of Counsel" means a written opinion from the general counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

                "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

             (i)Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

             (ii)Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

             (iii)Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

              (iv)Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (a) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

                "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Maturity thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

                "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, and interest on such Securities are payable as specified or contemplated by Sections 3.1 and 9.2.

                "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                "principal amount," when used with respect to any Security, means the amount of principal, if any, payable in respect thereof at Maturity; provided, however, that when used with respect to an Indexed Security in any context other than the making of payments at Maturity, "principal amount" means the principal face amount of such Indexed Security at original issuance.

                "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                "Redemption Price," when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                "Register" shall have the meaning set forth in Section 3.5.

                "Registered Security" means any Security issued hereunder and registered as to principal and interest in the Register.

                "Registrar" shall have the meaning set forth in Section 3.5.

                "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

                "Responsible Officer," when used with respect to the Trustee, shall mean the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer, the controller, any assistant controller, or any officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary of any Property, whether owned at the date of this Indenture or thereafter acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property.

                "Secured Debt" shall have the meaning set forth in Section
9.8(a).

                "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

                "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                "Subsidiary" of any Person means any Person of which at least a majority of capital stock having ordinary voting power for the election of directors or other governing body of such Person is owned by such Person directly or through one or more Subsidiaries of such Person.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 8.3.

                "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

                "United States" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

                "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a series of Securities or, if applicable, at the most recent determination of interest on such series, in accordance with accepted financial practice.

                Section 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3 and 9.7) shall include:

                (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                Section 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Section 1.4 (a)Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by
                Holders  may be  embodied  in  and  evidenced  by  one  or  more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                     (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or
                (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

                     (d) The ownership of Registered Securities shall be proved by the Register.

                     (e) Any request, demand, authorization,  direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                (f) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Holder's Securities by written notice by such Holder or any subsequent Holder, delivered in the manner in which such instrument was delivered.

                (g) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                Section 1.5 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1)  the  Trustee  by any  Holder  or by the  Company,  shall  be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Trustee at First Union National Bank of North Carolina, 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179,
        Attention: Corporate Trust Administration, or

               (2)  the  Company  by the  Trustee  or by any  Holder,  shall  be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Public Service Company of North Carolina, Incorporated, 400 Cox Road, P.O. Box 1398, Gastonia, North Carolina 28053-1398, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

                Section 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Register, within the time prescribed for the giving of such notice, and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by
                Section 3.1.

                In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. In any case where notice is given to Holders by publication, neither the failure to publish such notice, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

                Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                Section 1.7 Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                Section 1.8 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                Section 1.9 Separability. In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                Section 1.10 Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                Section 1.11 Governing Law. THIS INDENTURE, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SUCH SECTION 5-1401). This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

                Section 1.12 Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that if such payment is timely made, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, until such next succeeding Business Day.


                                    ARTICLE 2

                                 SECURITY FORMS

                Section 2.1 Forms Generally. The Securities of each series and the coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any. Unless otherwise provided as contemplated in Section 3.1, Securities will be issued only in registered, certificated form without coupons or in the form of one or more global securities. If temporary Securities of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or coupons, if any, shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
                Section 3.3 for the authentication and delivery of such Securities.

                Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

                The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

                Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

                This is one of the Securities of the series described in the within-mentioned Indenture.


                                 First Union National Bank of North
Carolina,                                  as Trustee


                                 By___________________________
                                 Authorized Signatory

                Section 2.3 Securities in Global Form. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Section 3.3 and, if applicable,
                Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Opinion of Counsel.

                The provisions of the last paragraph of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.3.

                Notwithstanding the provisions of Sections 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

                Section 2.4 Form of Legend for Securities in Global Form. Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

                This Security is in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.


                                    ARTICLE 3

                                 THE SECURITIES

                Section    3.1        Amount Unlimited; Issuable in Series.
                (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

                     (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officer's Certificate or (iii) in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
        Section 3.4, 3.5, 3.6, 8.6, or 10.7);

                  (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates (which may be fixed, variable or zero) at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest;

                  (5) the date or dates from which interest, if any, shall accrue or the method by which such date or dates shall be determined;

                  (6) the Interest Payment Dates on which any such interest shall be payable and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date;

                  (7) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

                  (8) the period or periods within which, the price or prices at which, the currency in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                  (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (10) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than the denomination of $5,000, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

                    (11) if other than Dollars, the currency for which the Securities of the series may be purchased or in which the Securities of the series shall be denominated and/or the currency in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of this Indenture;

                    (12) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

                     (13) if the amount of payments of principal, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method based on the prices of securities or commodities, with reference to changes in the prices of securities or commodities or otherwise by application of a formula, the index, formula or other method by which such amounts shall be determined;

                     (14) if other than the entire principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to
        Section 5.2 or the method by which such portion shall be determined;

                     (15) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

                     (16) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                     (17) any addition to or modification or deletion of any Events of Default set forth in Section 5.1 or covenant of the Company set forth in Article 9 pertaining to the Securities of the series;

                     (18) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                     (19) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale or delivery of Bearer Securities and, if other than as provided in
        Section 3.5, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

                      (20) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                      (21) the forms of the Securities and coupons, if any, of the series;

                      (22) the applicability, if any, to the Securities of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or covenant defeasance as may be specified for the Securities and coupons, if any, of such series;

                      (23) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                      (24) if the  Securities  of the series  shall be issued in whole or in part in global form, (i) the Depository for such global Securities, (ii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination and (iii) if other than as provided in
        Section 3.5, the circumstances under which any such exchange may occur; and

                      (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of the series.

                   (c) All  Securities  of any one series and  coupons,  if any, appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in the related Officer's Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, if permitted by the terms of a series as established pursuant to Section 3.1(b), such series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

                   (d) If any of the terms of the  Securities  of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

                Section 3.2 Denominations. Unless otherwise provided as contemplated by Section 3.1, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                Section 3.3 Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by an Officer (other than the Corporate Secretary or the Assistant Secretary) under the Company's seal affixed thereto or reproduced thereon attested by the Corporate Secretary or the Assistant Secretary. The signatures of any of these Officers on the Securities may be manual or facsimile. The coupons, if any, of Bearer Securities shall bear the facsimile signature of two Officers.

                Securities   and  coupons   bearing  the  manual  or   facsimile
signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                At any time and from time to time, the Company may deliver Securities, together with any coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

                If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely upon on an Opinion of Counsel, substantially to the effect that:

                (1) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

                (2) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel;

                (3) that such Securities together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                   (4) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

                Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the written opinion of counsel to the Trustee, the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise, in a manner which is not reasonably acceptable to the Trustee.

                Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series, unless and until such Opinion of Counsel or other documents have been suspended or revoked.

                If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the Depository for such Security or Securities in global form or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear the legend set forth in Section 2.4.

                Each Depository designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depository is so registered. Each Depository shall enter into an agreement with the Trustee governing the respective duties and rights of such Depository and the Trustee with regard to Securities issued in global form.

                Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.1.

                No Security or coupon appertaining thereto shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

                Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                Section 3.4 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and coupons, if any. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

                Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in the Board Resolutions relating thereto and such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

                Section 3.5 Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

                Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section
9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions.

                Bearer Securities or any coupons appertaining thereto shall be transferable by delivery.

                At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

                Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 9.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon, when due in accordance with the provisions of this Indenture.

                Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository.

                If at any time the Depository for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depository for the Securities of such series or if at any time the Depository for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depository with respect to the Securities of such series. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 3.1(b)(24) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                The Company may at any time in its sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depository for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

              (i) to each Person specified by such Depository a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

                 (ii) to such Depository a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

                Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 10.7 not involving any transfer.

                The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

                Section 3.6 Replacement Securities. If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity, if the Trustee's requirements are met.

                If there shall be  delivered  to the Company and the Trustee (i)
evidence to their satisfaction of the destruction, loss or theft of any Security or Security with a destroyed, lost or stolen coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a replacement Registered Security, if such Holder's claim appertains to a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to the destroyed, lost or stolen Security.

                In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new security or coupon, pay such Security or coupon; provided, however, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new  Security  of any  series  with its  coupons,  if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupon, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                Section 3.7 Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to 9.2; provided, however, that at the option of the Company, interest on any series of Registered Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

                Unless otherwise provided as contemplated by Section 3.1, (i) interest, if any, on Bearer securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer
Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a coupon attached thereto only upon presentation and surrender of such coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

                (b) Unless otherwise provided as contemplated by Section 3.1, any interest on Registered Securities of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holders on the relevant Regular Record Date by virtue of their having been such Holders, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

             (1) The Company may elect to make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                (2) The Company may make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

                (c)  Subject to the  foregoing  provisions  of this  Section and
                Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                Section 3.8 Persons Deemed Owners. Prior to due presentment of any Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                None of the Company,  the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depository and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as Holder of such Security in global form.

                Section 3.9 Cancellation. The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for replacement, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities and coupons surrendered for replacement, for registration of transfer, or for exchange, payment, redemption or cancellation and may, but shall not be required to, dispose of cancelled Securities and coupons and issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

                Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                Section 3.11 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                Section 3.12 Currency of Payment in Respect of Securities. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, payment of the principal of, premium, if any, and interest, if any, on any Registered or Bearer Security of such series will be made in Dollars.

                                    ARTICLE 4

                     SATISFACTION, DISCHARGE AND DEFEASANCE

                Section 4.1 Termination of Company's Obligations Under the Indenture. This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any coupons appertaining thereto (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any coupons appertaining thereto when

(1)      either

         (A) all such Securities previously authenticated and delivered and all coupons appertaining thereto (other than (i) such coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.5, (ii) such Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) such coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 10.6 and (iv) such Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

         (b) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

(i)      have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.9, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.3 shall survive.

                Section 4.2 Application of Trust Funds. Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                Section 4.3 Applicability of Defeasance Provisions; Company's Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 3.1 provision is made for either or both of (i) defeasance of the Securities of or within a series under Section
                4.4 or (ii) covenant defeasance of the Securities of or within a series under Section 4.5, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 4.6 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities, shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have
                Section 4.4 (if applicable) or Section 4.5 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

                Section 4.4 Defeasance and Discharge. Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to the Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Securities and any coupons appertaining thereto on the date the conditions set forth in
                Section 4.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall on Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities and any coupons appertaining thereto to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities or any coupons appertaining thereto when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 3.5, 3.6, 9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(18); (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article 4. Subject to compliance with this Article 4, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.5 with respect to such Securities and any coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

                Section 4.5 Covenant Defeasance. Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 7.1, 9.4, 9.5, 9.8 and 9.9 and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.1, 9.4, 9.5, 9.8 and 9.9 or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

                Section 4.6 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 4.4 or Section 4.5 to any Securities of or within a series and any coupons appertaining thereto:

                     (a)(i) The  Company  shall have  deposited  or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, with instructions to the Trustee as to the application thereof, (A) money in an amount (in such currency in which such Securities and any coupons appertaining thereto are then specified as payable at Maturity), or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and without any regard to reinvestment thereof) will provide, not later than one day before the due date of any payment referred to in clause
                (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any coupons appertaining thereto. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 10 which shall be given effect in applying the foregoing, in which case, notwithstanding anything in Section 4.4 or Section 4.5 to the contrary, the provisions of such Article 10 shall survive to the extent they apply to the redemption to be made on such Redemption Date; and
                (ii) ninety-one or more days shall have elapsed from the date of the deposit referred to in clause (i).

                    (b) Such defeasance or covenant  defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

                    (c) the case of an election  under  Section 4.4, the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                     (d) In the  case of an  election  under  Section  4.5,  the
                Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (e) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit referred to in subparagraph (a) does not constitute an investment company under the Investment Company Act of 1940.

              (f) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under Section 4.5 (as the case may be) have been complied with.

              (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

If each of the conditions set forth above shall have been satisfied with respect to any Securities of or within a series, but the ninety-one day period referenced in subparagraph (a)(ii) shall not have elapsed, such condition shall be deemed to be satisfied if the Company shall have delivered to the Trustee an opinion of qualified nationally recognized bankruptcy counsel acceptable to the Trustee to the effect that the use by the Trustee of such monies in accordance with this Indenture would not constitute an avoidable preference or be subject to the provisions of Section 544 and 547, would not be recoverable under Section 550 and would not be subject to the provisions of Section 362(a), in each case of Title 11, U.S. Code or similar federal or state laws for the relief of debtors, if a Default relating to Section 5.1(5) or (6) were to occur.

Section 4.7 Deposited Money and Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1)(including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

Section    4.8  Repayment  to Company.  The Trustee (and any
           Paying  Agent) shall  promptly pay to the Company
           upon   Company   Request  any  excess   money  or
           securities held by them at any time.

Section    4.9 Indemnity  for  Government  Obligations.  The
           Company  shall  pay,  and  shall   indemnify  the
           Trustee  against,  any tax,  fee or other  charge
                            imposed  on  or   assessed   against   Government
                            Obligations deposited pursuant to this Article or
                               the principal and interest received on such Government Obligations.

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

              Section 5.1 Events of Default. An "Event of Default" occurs with respect to the Securities of any series if:

                           (1) the  Company  defaults in the payment of interest
                      on any Security of that series or any coupon appertaining thereto or any additional amount payable with respect to any Security of that series as specified pursuant to
                      Section 3.1(b)(18) when the same becomes due and payable and such default continues for a period of 30 days;

                           (2) the Company defaults in the payment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity, or in the making of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;

                           (3) the  Company  fails  to  comply  in any  material
                      respect with any of its agreements or covenants in, or any of the provisions of, this Indenture or any supplemental indenture or board resolution referred to therein with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 33 1/3% in principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                          (4) an event of default  as  defined in any  mortgage,
                      indenture or  instrument  under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money of the Company (including this Indenture), whether such indebtedness now exists or shall hereafter be created, in a principal amount then outstanding of $20,000,000 or more, shall happen, which default shall constitute a failure to pay any portion of the principal of, premium, if any, or interest on such indebtedness when due and payable after the expiration of any applicable grace period or shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled and such indebtedness shall not be paid in full within a period of 30 days; provided, however, that there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 33 1/3% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to pay in full such indebtedness and stating that such notice is a "Notice of Default" hereunder (it being understood, however, that the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) a Responsible Officer of the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or other instrument); provided, further, that if, prior to any declaration of acceleration by the Holders of Securities or the Trustee under Section 5.2 hereof, such default under such agreement or instrument is remedied or cured by the Company or waived by the holders of such indebtedness and any acceleration is rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of such Holders;

                           (5) the Company  pursuant to or within the meaning of
                      any Bankruptcy Law (A) commences a voluntary case, (B) accepts in writing any petition filed against it, or otherwise consents to the entry of an order for relief against it, in an involuntary case, (C) consents to the appointment of a Custodian of, or the taking of possession by, it or for all or a substantial part of its property;
                      (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing of its inability to pay its debts generally as they become due.

                           (6) an  involuntary  case  within the  meaning of any
                      Bankruptcy Law is commenced against the Company in a court of competent jurisdiction and continues undismissed for 60 days, or such court enters an order or decree under any Bankruptcy Law that (A) adjudges the Company a bankrupt or insolvent, or approves a petition filed by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of the Company, (B) is for relief against the Company in an involuntary case,
                      (C) appoints a Custodian of the Company or for a substantial part of its property, or (D) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days; or

                           (7)  any  other   Event  of   Default   provided   as
                      contemplated by Section 3.1 with respect to Securities of that series.

              The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors, including any other law relating to bankruptcy, insolvency, reorganization, dissolution, arrangement, winding-up or readjustment of debts. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

 Section 5.2 Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 33 1/3% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice to the Company (and, if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principalamount as may be specified in the terms of that series) of and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) and interest, if any, shall be immediately due and payable.

              At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3  Collection of Indebtedness and Suits for Enforcement by
                     Trustee.  The Company covenants that if:

                           (1) default is made in the payment of any interest on
                      any Security or coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days; or

                           (2) default is made in the  payment of the  principal
                      of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

              If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

              Section 5.4 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, its creditors or its property.

              Section 5.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

              Section 5.6 Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any
                               Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

              Section 5.7 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series or any coupon appertaining thereto or (ii) in respect of a covenant or provision hereof which pursuant to
                               Section 8.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series adversely affected.
                               Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

              Section 5.8 Control by Majority. The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

              Section 5.9 Limitation on Suits by Holders. No Holder of any Security of any series or any coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (1) the Holder has previously given written notice to
                      the Trustee of a continuing Event of Default with respect to the Securities of that series;

                           (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                           (4) the Trustee for 60 days after its receipt of such
                      notice, request and the offer of indemnity has failed to institute any such proceedings; and

                           (5) during such 60 day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

              No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

              Section 5.10 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 9.2, the right of any Holder of a Security or coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the Redemption Dates), and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

              Section 5.11 Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the
                               Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              First:  to the Trustee for amounts due under Section 6.9;

              Second: to Holders of Securities and coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

              Third:  to the Company.

              The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each holder and the Company a notice that states the record date, the payment date and the amount to be paid.

              Section 5.12 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

              Section 5.13 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employ-ment of any other appropriate right or remedy.


                                    ARTICLE 6

                                   THE TRUSTEE

              Section 6.1 Certain Duties and Responsibilities of the Trustee. Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

                   (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              Section 6.2 Rights of Trustee. Subject to the provisions of the Trust Indenture Act:

                   (a) The Trustee may rely and shall be  protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document.

                   (b) Any request or direction of the Company  mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                   (c) Before the Trustee acts or refrains  from acting,  it may consult with counsel or require an Officer's Certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written advice of counsel acceptable to the Company and the Trustee, a certificate of an Officer delivered pursuant to Section 1.2, an Officer's Certificate or an Opinion of Counsel.

                   (d) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                   (e) The  Trustee  shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                   (f) The  Trustee  shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

              Section 6.3 Trustee May Hold Securities. The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

              Section 6.4 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

              Section 6.5 Trustee's Disclaimer. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

              Section 6.6 Notice of Defaults. If a Default known to the Trustee occurs and is continuing with respect to the Securities of any series, the Trustee shall, within 90 days after it occurs, transmit by mail, in the manner and to the extent provided in
                               Section 313(c) of the Trust Indenture Act, notice of all such Defaults unless such Default shall have been cured or waived; provided, however, that in the case of a Default in payment of the principal of or interest on the Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; and provided, further, that in the case of any Default of the character specified in Section 5.1(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

              Section 6.7 Reports by Trustee to Holders. Within 60 days after each May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by and in compliance with
                               Section 313(a) of the Trust Indenture Act.

     Section 6.8 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series. If there are Bearer Securities of any series outstanding, even if the Trustee is the Registrar, the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Bearer Securities only.

     Section 6.9 Compensation and Indemnity. The Company shall pay to the Trustee such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its gross negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                    (b) The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability, damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

                    (c) The Company need not  reimburse any expense or indemnify against any loss or liability incurred by the Trustee through gross negligence or bad faith.

                    (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities.

              When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

              The provisions of this Section shall survive the termination of this Indenture.

              Section 6.10 Replacement of Trustee. The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.

                        (b) The Trustee  may resign at any time with  respect to
              the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                        (c) The  Holders of a majority  in  aggregate  principal
              amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

(d)      If at any time:

                           (1) the Trustee  fails to comply with Section  310(b)
                      of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the  Trustee  shall  cease to be  eligible  under
                      Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                           (3) the  Trustee  becomes  incapable  of  acting,  is
                      adjudged a bankrupt or an insolvent, or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                               (e) If the Trustee  resigns or is removed or if a
              vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the
              Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    Section 6.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                       (b) in case of the  appointment  hereunder of a successor
              Trustee  with  respect to the  Securities  of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,
              (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                    (c) Upon request of any such successor Trustee,  the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

                    (e) The Company  shall give notice of each  resignation  and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust office.

               Section 6.12  Eligibility  Disqualification.  There  shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have, at all times, a combined capital and surplus of at least $75,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

               Section 6.13 Merger,  Conversion,  Consolidation or Succession to
                    Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

               Section 6.14 Appointment of Authenticating Agent. The Trustee may
                    appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
                    Section 3.1, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,500,000 and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

              Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

              An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

              The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

              If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities of the series described in the within-mentioned Indenture.


                               First Union National Bank of North Carolina, as Trustee


                               By______________________________
                                 as Authenticating Agent


                               By______________________________
                                 Authorized Signatory


                                    ARTICLE 7

                  CONSOLIDATION, MERGER OR SALE BY THE COMPANY

              Section 7.1 Consolidation, Merger or Sale of Assets Permitted. The Company shall not consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Person unless:

                           (1) the Person formed by or surviving any such consolidation or merger (if other than the Company), or which acquires the Company's assets, is organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                           (2) the Person formed by or surviving any such consolidation or merger (if other than the Company), or which acquires the Company's assets, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

                           (3)   immediately   after   giving   effect   to  the
                      transaction no Default or Event of Default shall have occurred and be continuing.

              The Company shall deliver to the Trustee prior to the proposed transaction an Officer's Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.


                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

              Section 8.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the  succession of another  Person to
                      the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                           (2) to add to the  covenants  of the  Company for the
                      benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                           (3) to add any  additional  Events  of  Default  with
                      respect to all or any series of Securities; or

                           (4) to add to or change any of the provisions of this
                      Indenture to such extent as shall be necessary to facilitate the issuance of Bearer Securities (including, without limitation, to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance of Securities in global form; or

                           (5) to change or eliminate  any of the  provisions of
                      this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                               (6) to secure the Securities; or

                           (7) to establish  the form or terms of  Securities of
                      any series as permitted by Sections 2.1 and 3.1; or 1.1.

                           (8) to evidence  and provide  for the  acceptance  of
                      appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                           (9) if allowed without penalty under  applicable laws
                      and regulations, to permit payment in the United States (including any of the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or coupons, if any; or

                           (10) to correct or supplement  any  provision  herein
                      which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of any Holder of Securities of any series or the Trustee; or

                           (11) to cure any  ambiguity  or correct any  mistake,
                      provided such action shall not adversely affect the interests of any Holder of Securities of any series or the Trustee.

               Section 8.2 Supplemental Indentures With Consent of Holders. With
                    the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities adversely affected by such supplemental indenture (with the Securities of all series voting as one class), the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

                           (1) change the Stated Maturity of the principal of or
                      premium, if any, or any installment of principal of or premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined, or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the currency in which any Securities or any premium or the interest thereon is payable, change the index, securities or commodities with reference to which or the formula by which the amount of principal or any premium or the interest thereon is determined, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
                      Date);

                           (2) reduce the percentage in principal  amount of the
                      Outstanding Securities affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                          (3) change any  obligation  of the Company to maintain
                      an office or agency in the places and for the purposes specified in Section 9.2; or

                          (4) make any change in Section  5.7 or this 8.2 except
                      to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security affected thereby.

              A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities or such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

              It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

          Section 8.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

          Section 8.4 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 8.5 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

               Section 8.6 Reference in Securities to  Supplemental  Indentures.
                    Securities,   including   any   coupons,   of   any   series
                    authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any coupons of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any coupons of such series.


                                    ARTICLE 9

                                    COVENANTS

               Section 9.1 Payment of Principal,  Premium, if any, and Interest.
                    The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

          Section 9.2 Maintenance of Office or Agency. If Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

              Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

              The Company may also from time to time designate one or more other offices or agencies where the Securities (including any coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

              Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

          Section 9.3 Money for Securities Payments to Be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

              The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1) hold all sums held by it for the  payment  of the
                      principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2) give the  Trustee  notice of any  default  by the
                      Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities; and

                           (3) at any time  during the  continuance  of any such
                      default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

              The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and at the direction of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 9.4 Corporate Existence. Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company (evidenced by a Board Resolution), such abandonment or termination is in the best interests of the Company and not prejudicial in any material respect to the Holders of the Securities.

                    Section 9.5 Insurance. The Company covenants and agrees that it will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are consistent with sound business practice for corporations engaged in the same or similar business similarly situated against loss by fire and the extended coverage perils. In lieu of the foregoing or in combination therewith, in case of itself or of any one or more of its Subsidiaries, the Company will maintain or cause to be maintained a system or systems of self-insurance which will accord with the financially sound and approved practices of companies owning or operating properties of a similar character and maintaining such systems. The Trustee shall not be required to see that such insurance is effected or maintained.

              Section 9.6        Reports by the Company.  The Company covenants:

                   (a) to file  with  the  Trustee,  within  30 days  after  the
              Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                   (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

                   (c) to transmit to all Holders of Securities,  within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 9.6, as may be required by the rules and regulations prescribed from time to time by the Commission.

                    Section 9.7 Annual Review Certificate; Notice of Defaults or
                         Events of Default. The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each Fiscal Year of the Company, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.7, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

              (a) The Company covenants and agrees to deliver to the Trustee, within a reasonable time after the Company becomes aware of the occurrence of a Default or an Event of Default of the character specified in (i) Section 5.1(4) hereof, or (ii) 5.1(3) hereof, but only as it relates to a Default or Event of Default in the observance of Sections 9.08 or 9.09 hereof) written notice of the occurrence of such Default or Event of Default.

                    Section 9.8  Limitation  on Liens.  If the Company or any of
                         its Subsidiaries shall incur, assume or guarantee any indebtedness for borrowed money secured by a Lien (any such indebtedness being herein referred to as "Secured Debt") on any Property or assets of the Company or any of its Subsidiaries, the Company shall secure, or cause such Subsidiary to secure, the Securities equally and ratably with (or, at the option of the Company, prior to) such Secured Debt, unless after giving effect thereto the sum, without duplication, of (i) the aggregate principal amount of all such Secured Debt, and (ii) all Attributable Debt in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions as to which the Company would be entitled to incur Secured Debt, in an amount at least equal to the Attributable Debt in respect of such Sale and Leaseback Transaction, on the Property to be leased, without equally and ratably securing the Securities, pursuant to the exclusions from the computation of Secured Debt contained below in subclauses (i)-(vii) of
                         Section 9.8(b) and other than Sale and Leaseback Transactions the proceeds of which have been applied in accordance with clause (b) of Section 9.9), would not exceed 15% of the Consolidated Net Tangible Assets of the Company.

                   (b) The  restriction of Section 9.8(a) will not apply to, and there shall be excluded in computing the aggregate amount of Secured Debt for the purpose of such restriction, indebtedness secured by:

                                        (i)(A) Liens  existing as of the date of
                                        this  Indenture or (B) Liens relating to
                                        a contract  that was entered into by the
                                        Company or any  Subsidiary  prior to the
                                        date of this Indenture, provided that in
                                        no  case   shall  the   liens   excluded
                                        pursuant  to this clause (i) include the
                                        lien  of  the  Indenture   dated  as  of
                                        January 1, 1952 between the Company and the Marine Midland Trust Company of New York, as trustee, as supplemented and amended;

                                      (ii) Liens on any Property existing at the
                                    time of acquisition thereof (whether such acquisition is direct or by acquisition of stock, assets or otherwise) by the Company or any of its Subsidiaries, provided that no such Lien extends or shall extend to or cover any Property other than the Property being acquired and fixed improvements then or thereafter erected thereon;

                                    (iii)  Liens  upon  or with  respect  to any
                                    Property   (including  any  contract  rights
                                    relating  thereto)  acquired,   constructed,
                                    refurbished  or  improved  by the Company or
                                    any of its Subsidiaries (including,  but not
                                    limited to,  Liens to secure all or any part
                                    of the cost of  construction,  alteration or
                                    repair of any building,  equipment, facility
                                    or other  improvement on, all or any part of
                                    such   property,   including   any  pipeline
                                    financing)  after the date of this Indenture
                                    which  are  created,   incurred  or  assumed
                                    contemporaneously  with,  or within 360 days
                                    after,   the   latest   to   occur   of  the
                                    acquisition   (whether  by   acquisition  of
                                    stock,  assets or otherwise),  completion of
                                    construction,  refurbishment or improvement,
                                    or the commencement of commercial operation,
                                    of such  Property  (or, in the case of Liens
                                    on  contract   rights,   the  completion  of
                                    construction   or   the    commencement   of
                                    commercial  operation  of  the  facility  to
                                    which   such   contract    rights    relate,
                                    regardless  of the date when  such  contract
                                    was  entered  into) to secure or provide for
                                    the  payment  of any  part  of the  purchase
                                    price of such  Property  or the cost of such
                                    construction,  refurbishment or improvement;
                                    provided,  however,  that in the case of any
                                    such       acquisition,        construction,
                                    refurbishment or improvement, the Lien shall
                                    relate  only  to   indebtedness   reasonably
                                    incurred   to  finance   such   acquisition,
                                    construction, refurbishment or improvement, and shall not extend to or cover any other Property other than fixed improvements then or thereafter existing thereon;

                                    (iv) Liens securing indebtedness owing by any Subsidiary to the Company or to any other Subsidiary;

                                  (v) Liens in connection with the sale or other
                       transfer in the ordinary course of business of (A) crude oil, natural gas, other petroleum hydrocarbons or other minerals in place for a period of time until, or in an amount such that, the purchaser or other transferee will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or
                       (B) any other interest in property of the character commonly referred to as a "production payment";

                                    (vi) Liens on  current  assets to secure any
                                    indebtedness    maturing    (including   any
                                    extensions or renewals thereof) not more than one year from the date of the creation of such Lien; and

                                    (vii)   Liens  for  the  sole   purpose   of
                                    extending, renewing or replacing in whole or
                                    in part  the  indebtedness  secured  thereby
                                    referred to in the foregoing  subclauses (i)
                                    to (vi), inclusive, or in this clause (vii);
                                    provided,  however,  that the Liens excluded
                                    pursuant  to  this  clause  (vii)  shall  be
                                    excluded only in an amount not to exceed the
                                    principal  amount of indebtedness so secured
                                    at the time of such  extension,  renewal  or
                                    replacement,   and  that   such   extension,
                                    renewal or replacement shall be limited to all or part of the Property subject to the lien so extended, renewed or replaced (plus refurbishment of or improvements on or to such Property).

                    Section 9.9  Limitation on Sale and Leaseback  Transactions.
                         Neither the Company nor any of its Subsidiaries may enter into, assume, guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction involving any Property, if the latest to occur of the acquisition, the completion of construction or the commencement of commercial operation of such Property shall have occurred more than 180 days prior thereto, unless (a) the Company or such Subsidiary could create Secured Debt secured by such Property under the restrictions described in
                         Section 9.8 in an amount equal to the Attributable Debt with respect to the Sale and Leaseback Transaction without equally and ratably securing the Securities or
                         (b) the Company or such Subsidiary, within 180 days from the effective date of such Sale and Leaseback
                         Transaction, applies an amount not less than the greater of (i) the net proceeds of the sale of such Property leased pursuant to such arrangement or (ii) the fair value, in the opinion of the Board of Directors, of such Property (as of the time of entering into such Sale and Leaseback Transaction) to (x) the retirement of its Funded Debt, including, for this purpose, any currently maturing portion of such Funded Debt, or (y) the purchase of other property having a fair value (as of the time of such purchase), in the opinion of the Board of Directors, at least equal to the fair value, in the opinion of the Board of Directors, of the Property leased in such Sale and Leaseback Transaction (as of the time of entering into such Sale and Leaseback Transaction). This restriction will not apply to any Sale and Leaseback Transaction
                         (1) between the Company and any Subsidiary or between any Subsidiaries, (2) entered into prior to the date of this Indenture or (3) for which, at the time the transaction is entered into, the term of the related lease to the Company or such Subsidiary of the Property sold pursuant to such transaction is three years or less.

              Section 9.10 Books of Record and Account; Compliance with Law. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account, either on a consolidated or individual basis. The Company shall cause its books of record and account to be examined by one or more firms of independent public accountants not less frequently than annually. The Company shall prepare its financial statements in accordance with GAAP.

                   (b) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

               Section 9.11 Taxes.  The Company  shall,  and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged prior to delinquency all taxes, assessments and governmental levies the non-payment of which could materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole except those taxes, assessments and governmental levies whose amount, applicability or validity is being contested in good faith and by appropriate proceedings.

                                   ARTICLE 10

                                   REDEMPTION

              Section 10.1 Applicability of Article. Securities (including coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Section 10.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities, including coupons, if any, shall be evidenced by or pursuant to a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities or coupons, if any, of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

          Section 10.3 Selection of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities (including coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series to be redeemed pro rata or by lot or by any other method utilized by the Trustee. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

              For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including coupons, if any) shall relate, in the case of any Securities (including coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including coupons, if any) which has been or is to be redeemed.

              Section 10.4 Notice of Redemption. Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

              All notices of redemption shall state:

(1)      the Redemption Date;

                      (2)          the Redemption Price;

                      (3) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

                      (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                      (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment for the Redemption Price;

                      (6) that Securities of the series called for redemption and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

                      (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                      (8) that the redemption is for a sinking fund, if such is the case;

                      (9) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

(10)     the CUSIP number, if any, of the Securities.

              Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     Section 10.5 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article 11, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

              Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

     Section 10.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the
          Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

              If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those coupons.

              If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 10.7 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so required, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.


                                   ARTICLE 11

                                  SINKING FUNDS

          Section 11.1 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

               Section  11.2   Satisfaction   of  Sinking  Fund   Payments  with
                    Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

               Section 11.3  Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
                    Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.6 and 10.7. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.


              IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                         PUBLIC SERVICE COMPANY OF NORTH
                           CAROLINA, INCORPORATED


                         By:/s/ Charles E. Zeigler, Jr.
                      Title: Chairman, President and Chief Executive
Officer

[Seal]

Attest:

/s/ J. Paul Douglas
Secretary

                       FIRST UNION NATIONAL BANK OF NORTH
                          CAROLINA, as Trustee

                           By: /s/ Karen Atkinson
                           Title:



[Seal]

Attest:

---------------------

Title:

Reconciliation and tie between Indenture, dated as of January 1, 1996 and the Trust Indenture Act of 1939, as amended.


Trust Indenture Act                                              Indenture
of 1939 Section                                                  Section

310(a)(1).....................................................   6.12
   (a)(2).....................................................   6.12
   (a)(3).....................................................   TIA
   (a)(4).....................................................   Not Applicable
   (a)(5).....................................................   TIA
   (b)........................................................   6.10; TIA

311(a)........................................................   TIA
   (b)........................................................   TIA
   (c)........................................................   Not Applicable

312(a)........................................................   6.8
   (b)........................................................   TIA
   (c)........................................................   TIA

313(a)........................................................   6.7; TIA
   (b)........................................................   TIA
   (c)........................................................   TIA
   (d)........................................................   TIA

314(a)........................................................   9.6; 9.7; TIA
   (b)........................................................   Not Applicable
   (c)(1).....................................................   1.2
   (c)(2).....................................................   1.2
   (c)(3).....................................................   Not Applicable
   (d)........................................................   Not Applicable
   (e)........................................................   1.2; TIA
   (f)........................................................   TIA

315(a)........................................................   6.1
   (b)........................................................   6.6
   (c)........................................................   6.1
   (d)(1).....................................................   TIA
   (d)(2).....................................................   TIA
   (d)(3).....................................................   TIA
   (e)........................................................   TIA

316(a)(last sentence).........................................   1.1

   (a)(1)(A)..................................................   5.2; 5.8
   (a)(1)(B)..................................................   5.7
   (b)........................................................   5.9; 5.10
   (c)........................................................   TIA


317(a)(1).....................................................   5.3
   (a)(2).....................................................   5.4
   (b)........................................................   9.3

318(a)........................................................   1.11
   (b)........................................................   TIA
   (c)........................................................   1.11; TIA

     This reconciliation and tie section does not constitute part of the Indenture.